                                                                   EXHIBIT 99.3


Unaudited Pro Forma Financial Information

The following unaudited pro forma combined condensed statement of condition as of September 30, 1995, gives effect to (i) the acquisitions of First National and Delta by Regions, assuming such acquisitions are accounted for as poolings of interests, and (ii) the Prudential Transaction and the acquisitions of Enterprise, Metro, First Federal and First Gwinnett, assuming such acquisitions are treated as purchases for accounting purposes, as if all such transactions had been consummated on September 30,1995.

The following unaudited pro forma combined condensed statements of income for the nine months ended September 30, 1995, and year ended December 31, 1994, give effect to (i) the acquisitions of First National and Delta by Regions, assuming such acquisitions are accounted for as poolings of interests, and (ii) the acquisitions of Enterprise, Metro, First Federal and First Gwinnett, assuming such acquisitions are treated as a purchase for accounting purposes, as if all such transactions had been consummated on January 1, 1994.

The following unaudited pro forma combined condensed statements of income for the years ended December 31, 1993 and 1992, give effect to the acquisitions of First National and Delta by Regions, assuming such acquisitions are accounted for as poolings of interests and had been consummated on January 1, 1992.

The effect of an anticipated restructuring charge, resulting directly from the merger with Regions and estimated for purposes of the pro forma financial statements at $5.6 million net of taxes which will be taken by First National, has been reflected in the pro forma combined condensed statement of condition; however, since the anticipated restructuring charge is nonrecurring, it has not been reflected in the pro forma combined condensed statements of income. The pro forma financial data does not give effect to anticipated reductions in expenses at First National in connection with its merger with Regions.

The unaudited pro forma combined condensed financial statements are presented for information purposes only and are not necessarily indicative of the combined financial position or results of operations which would actually have occurred if the transactions had been consummated at the date and for the periods indicated or which may be obtained in the future.

Regions Financial Corporation
Unaudited Pro Forma Combined Condensed Statement of Condition
As of September 30, 1995

(in thousands)


                                                                          Prudential                    First     First
                                                 Regions     Enterprise  Transaction     Metro         Federal   Gwinnett
                                                ---------    ----------  -----------     ------        -------   --------
Cash and due from banks                          $636,158     $5,183      $28,920          $969          $803     $6,301

Interest-bearing deposits in other banks           14,922                                 1,663         5,116        695
Investment securities                           2,145,891      2,450                     23,843                    1,856
Securities available for sale                     887,309     10,645                     17,540        19,415     10,121

Trading account assets                             17,942
Mortgage loans held for sale                       98,046                                14,177
Federal fund sold and securities
  purchased under agreements to resell              1,639      2,680                                               2,100
Loans, net of unearned income                   9,596,673     31,853       23,230       134,703        62,968     38,506
Allowance for loan losses                        (131,426)      (320)                    (1,643)         (648)      (456)

Premises and equipment, net                       188,054      1,466          808         1,426           936      1,817
Other real estate                                   5,537                                   275           860         30
Excess purchase price                             105,002                   4,295




Due from customers on acceptances                  15,561
Other assets                                      266,602        483            9         4,410           947      1,581
                                              -----------    -------      -------      --------       -------    -------
            TOTAL ASSETS                      $13,847,910    $54,440      $57,262      $197,363       $90,397    $62,551
                                              ==========================================================================

                                                                          Adjustments       Regions and
                                                   First                   Increase       All Acquisitions
                                                  National        Delta   (Decrease)     Pro Forma Combined
                                                  --------        -----   ----------     ------------------
Cash and due from banks                            $98,244      $11,887                      $788,465

Interest-bearing deposits in other banks            10,708                 ($8,474)a           24,630
Investment securities                              152,312       59,994                     2,386,346
Securities available for sale                      663,106       22,437    (57,045)b        1,573,528

Trading account assets                                                                         17,942
Mortgage loans held for sale                                                                  112,223
Federal fund sold and securities
  purchased under agreements to resell              91,652        3,050                       101,121
Loans, net of unearned income                    1,970,654       91,705                    11,950,292
Allowance for loan losses                          (26,016)      (1,256)                     (161,765)

Premises and equipment, net                         67,209        5,163                       266,879
Other real estate                                    9,138          557                        16,397
Excess purchase price                                9,000                   2,774 a          145,924
                                                                            15,840 c
                                                                             3,210 d
                                                                             5,803 e

Due from customers on acceptances                                                              15,561
Other assets                                        65,868        3,804                       343,704
                                                ----------     --------   --------        -----------
            TOTAL ASSETS                        $3,111,875     $197,341   ($37,892)       $17,581,247
                                                =====================================================



                                                                         Prudential                   First       First
LIABILITIES AND STOCKHOLDERS' EQUITY            Regions    Enterprise    Transaction     Metro       Federal     Gwinnett
                                                -------    ----------    -----------     -----       -------     --------
Non-interest bearing deposits                 $ 1,461,775     $13,185      $ 3,159      $ 10,289     $   441     $ 9,950
Interest-bearing deposits                       9,280,412      33,327       54,103       167,330      76,534      43,466
Federal funds purchased and securities
  sold under agreements to repurchase           1,216,763       1,990
Other borrowed funds                              624,240                                  3,700         475          36


Bank acceptances outstanding                       15,561
Other liabilities                                 135,369         238                      2,865         475       1,511
                                              -----------     -------      -------      --------     -------     -------
              Total liabilities                12,734,120      48,740       57,262       184,184      77,925      54,963



Common stock                                       29,704       3,450                      1,657           3         292







Surplus                                           418,453       6,471                      9,345       2,703       5,691







Undivided profits                                 676,285      (4,145)                     2,532       9,743       1,606





Less: Treasury and unearned restricted stock      (14,239)                                                           (36)






Unrealized gain (loss) on securities AFS, net       3,587         (76)                      (355)         23          35



                                              -----------     -------      -------      --------     -------     -------
         Total Stockholders' Equity             1,113,790       5,700            0        13,179      12,472       7,588
                                              -----------     -------      -------      --------     -------     -------
 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY   $13,847,910     $54,440      $57,262      $197,363     $90,397     $62,551
                                              ==========================================================================
                                                                               Adjustments         Regions and
                                                First                           Increase         All Acquisitions
LIABILITIES AND STOCKHOLDERS' EQUITY           National        Delta           (Decrease)       Pro Forma Combined
                                               --------        -----           -----------      ------------------
Non-interest bearing deposits                 $  335,441      $ 48,468                             $ 1,882,708
Interest-bearing deposits                      2,251,682       124,988                              12,031,842
Federal funds purchased and securities
  sold under agreements to repurchase             83,909                                             1,302,662
Other borrowed funds                              90,814         4,830                                 724,095


Bank acceptances outstanding                                                                            15,561
Other liabilities                                 45,763         2,233               5,600 h           194,054
                                              ----------      --------            --------         -----------
              Total liabilities                2,807,609       180,519               5,600          16,150,922



Common stock                                      20,529         1,872             ($3,450) a           39,999
                                                                                    (1,657) c
                                                                                        (3) d
                                                                                      (292) e
                                                                                        16  e
                                                                                   (10,778) f
                                                                                    (1,344) g

Surplus                                           86,468         4,064              (6,471) a          522,138
                                                                                    (9,345) c
                                                                                    (2,703) d
                                                                                    (5,691) e
                                                                                     1,031  e
                                                                                    10,778  f
                                                                                     1,344  g

Undivided profits                                194,731        10,882               4,145  a          876,298
                                                                                    (2,532) c
                                                                                    (9,743) d
                                                                                    (1,606) e
                                                                                    (5,600) h

Less: Treasury and unearned restricted stock                                       (57,045) b          (14,239)
                                                                                    29,019  c
                                                                                    15,682  d
                                                                                        36  e
                                                                                    12,344  e


Unrealized gain (loss) on securities AFS, net      2,538             4                  76  a            6,129
                                                                                       355  c
                                                                                       (23) d
                                                                                       (35) e
                                              ----------      --------            --------         -----------
         Total Stockholders' Equity              304,266        16,822             (43,492)          1,430,325
                                              ----------      --------            --------         -----------
 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY   $3,111,875      $197,341            ($37,892)        $17,581,247
                                              ============================================         ===========

See notes to the unaudited pro forma combined condensed statement of condition.

Regions Financial Corporation
Notes to Unaudited Pro Forma Combined Condensed Statement of Condition

a) To reflect the elimination of Enterprise's capital accounts in accordance with purchase accounting, and corresponding payment of $8,474,000 in exchange for all of Enterprise's outstanding shares and options.

b) To reflect the purchase, in the open market, of 1,404,180 shares of Regions Common Stock, at $40.625 per share, to be reissued in the Metro, First Federal and First Gwinnett transactions.

c) To reflect the elimination of Metro's capital accounts in accordance with purchase accounting, and corresponding exchange of 714,303 shares of Regions Common Stock for all the outstanding shares of Metro common stock, assuming a market price of $40.625 per share for Regions Common Stock. The Regions Common Stock exchanged is reflected as being issued from treasury stock.

d) To reflect the elimination of First Federal's capital accounts in accordance with purchase accounting, and corresponding exchange of 386,014 shares of Regions Common Stock for all the outstanding shares of First Federal common stock, assuming a market price of $40.625 per share for Regions Common Stock. The Regions Common Stock exchanged is reflected as being issued from treasury stock.

e) To reflect the elimination of First Gwinnett's capital accounts in accordance with purchase accounting, and corresponding exchange of 329,634 shares of Regions Common Stock for all the outstanding shares of First Gwinnett common stock, assuming a market price of $40.625 per share for Regions Common Stock. Of the Regions Common Stock exchanged 303,863 shares are reflected as being issued from treasury stock and 25,711 shares as newly issued.

f) To reflect the issuance of 15,602,040 shares of Regions Common Stock to effect the First National transaction. The First National transaction will be accounted for as a pooling of interests, therefore the effect upon stockholders' equity will be to increase Regions stockholders' equity by the total equity of First National. The unaudited pro forma financial statements have been prepared assuming Regions will issue 15,602,040 shares of Regions Common Stock in exchange for all the outstanding shares of First National.
   A reclassification from common stock to surplus results from the issuance of the shares.

g) To reflect the issuance of 844,991 shares of Regions Common Stock to effect the Delta transaction. The Delta transaction will be accounted for as a pooling of interests, therefore the effect upon stockholders' equity will be to increase Regions stockholders' equity by the total equity of Delta. The unaudited pro forma financial statements have been prepared assuming Regions will issue 844,991 shares of Regions Common Stock in exchange for all the outstanding shares of Delta. A reclassification from common stock to surplus results from the issuance of the shares.

h) In connection with its merger with Regions, it is anticipated that First National will take a one-time restructuring charge estimated for purposes of the pro forma financial statements of approximately $6.6 million ($5.6 million net of taxes), prior to or at the time of consummation of its merger with Regions. The restructuring charge results from data processing contract termination costs, reductions in the carrying value of unnecessary equipment, severance costs for anticipated staff reductions, additional income taxes related to the recapture of savings and loan bad debt reserves, and other one-time costs directly related to the merger of First National with Regions. The effect of the anticipated restructuring charge has been reflected in the pro forma combined condensed statement of condition; however, since the anticipated restructuring charge is nonrecurring, it has not been reflected in the pro forma combined condensed statements of income.

Regions Financial Corporation
Unaudited Pro Forma Combined Condensed Statement of Income
Nine months ended September 30, 1995

(in thousands, except per share amounts)                                    First     First      First
                                            Regions  Enterprise   Metro    Federal   Gwinnett   National    Delta
                                           --------  ----------   -----    -------   --------   --------    -----
Interest income                            $757,460    $3,278    $11,783   $4,726    $3,781     $179,720   $11,000


Interest expense                            387,112     1,377      6,529    2,757     1,604       84,994     3,668
                                            -------    ------    -------   ------    ------     --------   -------

  Net interest income                       370,348     1,901      5,254    1,969     2,177       94,726     7,332
Provision for loan losses                    15,312        76        125      104        90        1,963         0
Non-interest income                         117,435       293      1,943      413       193       21,791     1,415
Non-interest expense                        278,363     1,595      4,789    1,104     1,281       77,371     6,393


  Income before income taxes                194,108       523      2,283    1,174       999       37,183     2,354
Applicable income taxes                      66,007                  850      347       343       11,332       662
                                            -------    ------    -------   ------    ------     --------   -------
  Net Income                               $128,101   $   523   $  1,433  $   827   $   656    $  25,851  $  1,692
                                            ======================================================================
Earnings per common share                     $2.77
                                            =======
Average common shares outstanding(e)         46,212                                               15,553       845


                                                          Adjustments        Regions and
(in thousands, except per share amounts)                   Increase     Pending Acquisitions
                                                          (Decrease)     Pro Forma Combined
                                                          -----------    ------------------
Interest income                                                ($392)a        $968,527
                                                              (2,829)b

Interest expense                                                               488,041
                                                             --------         --------

  Net interest income                                         (3,221)          480,486
Provision for loan losses                                                       17,670
Non-interest income                                                            143,483
Non-interest expense                                           1,148 c         372,044
                                                             --------         --------

  Income before income taxes                                  (4,369)          234,255
Applicable income taxes                                       (1,095)d          78,446
                                                             --------         --------
  Net Income                                                 ($3,274)         $155,809
                                                             =======          ========
Earnings per common share                                                     $   2.49
                                                                              ========
Average common shares outstanding(e)                                            62,610







See notes to unaudited pro forma combined condensed statements of income.

Regions Financial Corporation
Unaudited Pro Forma Combined Condensed Statement of Income
Twelve months ended December 31, 1994


(in thousands, except per share amounts)                                                 First      First       First
                                                       Regions    Enterprise    Metro   Federal    Gwinnett    National    Delta
                                                       -------    ----------    -----   -------    --------    --------    -----
Interest income                                        $785,779    $3,697      $12,768  $5,518     $4,058      $205,914   $13,604


Interest expense                                        350,139     1,458        6,087   2,653      1,484       86,018     4,029
                                                       --------    ------      -------  ------     ------     --------   -------
  Net interest income                                   435,640     2,239        6,681   2,865      2,574      119,896     9,575
Provision for loan losses                                19,003       124          315     (77)         2        1,577       405
Non-interest income                                     143,408       539        1,484     415        269       28,112     1,834
Non-interest expense                                    343,067     2,133        6,047   1,355      1,769       98,780     8,884
                                                       --------    ------      -------  ------     ------     --------   -------

  Income before income taxes                            216,978       521        1,803   2,002      1,072       47,651     2,120
Applicable income taxes                                  71,094                    628     602        342       13,015       535
                                                       --------    ------      -------  ------     ------     --------   -------
  Net Income                                           $145,884      $521  $     1,175  $1,400       $730      $34,636    $1,585
                                                       =========================================================================
Earnings per common share                                 $3.40
                                                       ========
Average common shares outstanding(e)                     42,906                                                 15,300       845



                                                              Adjustments       Regions and
(in thousands, except per share amounts)                       Increase     Pending Acquisitions
                                                              (Decrease)     Pro Forma Combined
                                                              ----------     ------------------
Interest income                                                 ($276)a          $1,027,388
                                                               (3,674)b

Interest expense                                                                    451,868
                                                              -------            ----------
  Net interest income                                          (3,950)              575,520
Provision for loan losses                                                            21,349
Non-interest income                                                                 176,061
Non-interest expense                                            1,535 c             463,570
                                                              -------            ----------

  Income before income taxes                                   (5,485)              266,662
Applicable income taxes                                        (1,294)d              84,922
                                                              -------            ----------
  Net Income                                                  ($4,191)             $181,740
                                                              =============================
Earnings per common share                                                             $3.08
                                                                                 ==========
Average common shares outstanding(e)                                                 59,051

See notes to unaudited pro forma combined condensed statements of income.

Regions Financial Corporation
Unaudited Pro Forma Combined Condensed Statement of Income
Twelve months ended December 31, 1993

                                                                                                           Regions and All
(in thousands, except per share amounts)                             First                        Pooling-of-Interests Acquisitions
                                                  Regions           National           Delta             Pro Forma Combined
                                                  -------           --------           -----             ------------------
Interest income                                  $555,667           190,877            13,613                 $760,157


Interest expense                                  213,614            82,581             3,948                  300,143
                                                 --------           -------            ------                 --------
  Net interest income                             342,053           108,296             9,665                  460,014
Provision for loan losses                          21,533             3,162               620                   25,315
Non-interest income                               132,027            33,039             2,098                  167,164
Non-interest expense                              287,026            91,021             9,187                  387,234
                                                 --------           -------            ------                 --------

  Income before income taxes                      165,521            47,152             1,956                  214,629
Applicable income taxes                            53,476            13,677               537                   67,690
                                                 --------           -------            ------                 --------
  Income before cumulative effect of change
    in accounting principle and
    extraordinary item                           $112,045           $33,475            $1,419                 $146,939
                                                 ========           =======            ======                 ========
Earnings per common share                           $3.01                                                        $2.77
                                                 ========                                                     ========
Average common shares outstanding (e)              37,205            14,948               845                   52,998

Regions Financial Corporation
Unaudited Pro Forma Combined Condensed Statement of Income
Twelve months ended December 31, 1992

                                                                                                          Regions and All
(in thousands, except per share amounts)                                First                      Pooling-of-Interests Acquisitions
                                                     Regions           National            Delta          Pro Forma Combined
                                                     -------           --------            -----          ------------------
Interest income                                      $536,747           200,347            11,320              $748,414


Interest expense                                      224,068           100,352             4,001               328,421
                                                     --------           -------            ------              --------
  Net interest income                                 312,679            99,995             7,319               419,993
Provision for loan losses                              27,072            12,295               570                39,937
Non-interest income                                   119,077            31,283             1,483               151,843
Non-interest expense                                  264,659            78,620             5,727               349,006
                                                     --------           -------            ------              --------

  Income before income taxes                          140,025            40,363             2,505               182,893
Applicable income taxes                                44,977            11,428               711                57,116
                                                     --------           -------            ------              --------
  Net Income                                          $95,048           $28,935            $1,794              $125,777
                                                     ========           =======            ======              ========
Earnings per common share                             $  2.60                                                  $   2.42
                                                     ========                                                  ========
Average common shares outstanding(e)                   36,532            14,672               845                52,049




Regions Financial Corporation
Notes to Unaudited Pro Forma Combined Condensed Statements of Income



a) To reflect elimination of interest income that would have been foregone on the cash paid to the shareholders of Enterprise.

b) To reflect elimination of interest income that would have been foregone on the securities used to fund the purchase of the Regions Common Stock to be issued in the Metro, First Federal and First Gwinnett transactions.

c) To reflect amortization, over 18 years, of excess purchase price resulting from acquisitions.

d) To reflect the income tax provision related to adjustments to income arising out of the acquisition transactions.

e) Pro forma earnings per share are based on the weighted average number of shares outstanding for the period adjusted for the applicable exchange ratio.